UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2005

Theravance, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-30319	94-3265960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Gateway Boulevard, South San Francisco, CA		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

The information in this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On July 27, 2005, Theravance, Inc. issued a press release regarding its financial results for the quarter ended June 30, 2005.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits.

99.1                 Press Release of Theravance, Inc. dated July 27, 2005 regarding its financial results for the quarter ended June 30, 2005, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: July 27, 2005	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Theravance, Inc. dated July 27, 2005 regarding its financial results for the quarter ended June 30, 2005, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.